Exhibit 99.1

CleanCore Solutions, Inc. (NYSE AMERICAN: ZONE) Signs AI Colocation Services Agreement with Cerebras Systems (NASDAQ: CBRS) for a Data Center Campus in Minnesota

●	AI data center campus designed to Tier 3 standards, which will deliver approximately 55 MW of utility power capacity and 40 MW of critical IT load

●	10-year Colocation Services Agreement with an initial contract value of approximately $800 million and two 10-year renewal options representing more than $3 billion of total potential contract value

●	Company expects initial revenue in the first quarter of 2027

●	Second announced AI infrastructure campus expands upon ZONE's development pipeline, which is up to over 500 MW across strategic U.S. markets

OMAHA, NEB, July 29, 2026 /PRNewswire/ – CleanCore Solutions, Inc. (NYSE American: ZONE) (“CleanCore” or the “Company”) today announced that it has entered into a 10-year Colocation Services Agreement with Cerebras Systems (NASDAQ: CBRS) for its data center campus in Minnesota. Cerebras is a leading AI compute company that describes itself as building the world’s fastest AI infrastructure with its team of pioneering researchers. Building on the Company's recently announced West Texas data center campus, this agreement accelerates ZONE's strategy of developing critical AI infrastructure across the United States.

The AI data center campus, designed to Tier 3 standards, will represent 100% pre-leased occupancy under a long-term agreement with Cerebras, providing revenue visibility from commencement of operations. The project is expected to generate approximately $800 million of contract value over the initial 10-year term, with the potential to exceed $3 billion, including renewal terms.

The campus will deliver approximately 55 MW of utility power capacity and 40 MW of critical IT load upon full buildout. Approximately 20 MW of utility power is already energized today, which the Company believes reduces certain development risks associated with the project and supports the initial 15 MW of critical IT load. The remaining capacity is expected to come online by Q1 of 2027.

“This second development marks an important milestone in advancing our portfolio of critical digital infrastructure to secure compute capacity for Cerebras and other premier AI companies,” said Tyler Hassen, CEO of ZONE. “Building on our previously announced project in West Texas, this Minnesota campus expands ZONE’s infrastructure footprint to meet the urgent power needs of customers.”

The facility will be developed in partnership with an experienced data center development partner, whose integrated data center ecosystem platform combines colocation services, energy optimization, and infrastructure advisory. This partnership advances the Company’s strategy of working with experienced developers and industry leaders to accelerate the delivery of next-generation AI infrastructure. Through the partnership, ZONE expects to own nearly 80% of the project, which is expected to start generating revenue in Q1 of 2027.

“In an economy driven by AI, ZONE will help provide the fuel to drive it further,” said Alex Spiro, Chairman of the Board.

About CleanCore Solutions, Inc.

CleanCore Solutions, Inc. (NYSE American: ZONE) is helping to build the critical infrastructure that powers the AI economy. Through a growing pipeline of projects, ZONE aims to help meet the increasing demand for compute capacity, power, and digital infrastructure required by the world’s leading AI companies.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits, timing, development, financing, construction, operation, capacity, expansion and financial performance of the Company’s data center project and any future data center projects; the Company’s ability to fund capital contributions and commitments; the availability and cost of financing; the Company’s plans to expand its portfolio of AI infrastructure developments; expectations regarding demand for AI infrastructure and compute capacity; anticipated future project announcements; the Company’s strategic transition to AI infrastructure; and other statements that are not historical facts. Forward-looking statements are generally identified by words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “may,” “will,” “could,” “should,” “estimates,” “projects,” “potential,” “focused on,” “aims,” “expand,” “expected,” “look forward,” and similar expressions.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to significant risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, but are not limited to: the highly speculative and uncertain nature of the Company’s anticipated AI critical infrastructure business; the Company’s lack of operating history in the data center or computing infrastructure industry; the Company’s limited experience in the data center and AI infrastructure industries; the Company’s ability to successfully transition its business model from cleaning services; the ability of the parties to satisfy closing conditions and implement the transaction documents; the Company’s ability to fund required capital contributions and commitments on anticipated timelines or at all; the availability, cost and terms of project-level, corporate or replacement financing; the significant capital requirements associated with data center development and the Company’s limited current financial resources; construction, development, engineering, procurement, supply chain, utility, interconnection, power availability, permitting, zoning, land acquisition, site-control, environmental, operational and commissioning risks; the Company’s ability to develop, bring online and expand data center projects on anticipated timelines, budgets, capacity levels or performance expectations; tenant, customer, colocation, power, utility and vendor demand, credit and performance risks; risks that expected financial performance, market comparables, revenues, EBITDA, profitability, returns, preferred returns, carried participation, promote economics or other economic benefits may not be achieved; risks associated with equity consideration, dilution, valuation, stock price volatility, liquidity, listing standards and securities-law compliance; the Company’s dependence on HST Technologies, Inc. and other development, technology, operating, financing and construction partners; risks relating to Cerebras’s performance of its obligations under the Colocation Services Agreement and the accuracy of Cerebras’s own characterization of its technology and capabilities; risks relating to the Company’s reliance on its data center development partner, including the partner’s performance, governance or consent rights held by the partner, and capital funding mechanics under the partnership arrangement; risks related to proprietary technology, platform licensing, cybersecurity, data security and business continuity; competition from established data center operators, hyperscale cloud providers and other market participants; changes in demand for AI infrastructure and compute capacity; changes in laws, regulations, utility tariffs, interconnection rules, government policy or market conditions affecting AI infrastructure, data centers, energy, power procurement or capital markets; the Company’s ability to consummate a sale or disposition of its cleaning products business on favorable terms or at all; risks associated with the Company’s transition away from its Dogecoin treasury strategy, including potential volatility in cryptocurrency markets and risks related to the disposition of digital asset holdings; conditions that raise substantial doubt about the Company’s ability to continue as a going concern; and general economic, financial, capital market and industry conditions.

For a more complete discussion of risks and uncertainties, please refer to the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.

MEDIA CONTACT

Marcy Simon

Marcy@agentofchange.com

+19178333392

SOURCE CleanCore Solutions, Inc.

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